                                 EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1    Articles of Incorporation of Twentieth Century Strategic Asset
Allocations, Inc., dated March 31, 1994 (filed as Exhibit 1a to Pre-Effective
Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on December 1, 1995, and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective
Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on December 1, 1995, and incorporated herein by reference).

EX-99.a3     Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective
Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on February 5, 1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective
Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on February 5, 1996, and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective
Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on February 5, 1996, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated September 9, 1996 (filed as an Exhibit to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant, File No. 33-79842, on January 5, 1999, and incorporated herein by reference).

EX-99.a7     Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective
Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on March 26, 1997, and incorporated herein by reference).

EX-99.a8     Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective
Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on March 26, 1997, and incorporated herein by reference).

EX-99.a9     Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated February 16, 1999, (filed as an Exhibit to
Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the
Registrant, File No. 33-79842, on March 30, 1999, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated August 2, 1999, (filed as an Exhibit to Post-Effective
Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on March 31, 2000, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated May 22, 2000 (filed as Exhibit a11 to Post-Effective
Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79842, on June 30, 2000, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Strategic Asset
Allocations, Inc. dated May 5, 2001 (filed as Exhibit a12 to Post-Effective
Amendment No. 13 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79482, on April 20, 2001, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated August 14, 2003 (filed as Exhibit a13 to Post-Effective
Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated February 24, 2004 (filed as Exhibit a13 to
Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-79482, on March 29, 2004, and incorporated herein by reference).

EX-99.a15    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated July 20, 2004.

EX-99.a16    Articles Supplementary of American Century Strategic Asset
Allocations, Inc. (to be filed by amendment).

EX-99.b1     By-Laws (filed as Exhibit 2 to Pre-Effective Amendment No. 3 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-79842, on
December 1, 1995, and incorporated herein by reference).

EX-99.b2     Amendment to By-Laws (filed as Exhibit B2b to Post-Effective
Amendment No. 9 to the Registration Statement on Form N-1A of American Century
Capital Portfolios, Inc., File No. 33-64872, on February 17, 1998, and
incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth and Article Ninth
of Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to
Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the
Registrant; and Sections 3, 4, 5, 7, 8, 9, 10, 11, 22, 25, 30, 31, 33, 39 and 45
of Registrant's By-Laws appearing as Exhibit (b)(1) to Pre-Effective Amendment
No. 3 to the Registration Statement on Form N-1A and Sections 25, 30 and 31 of
Registrant's By-Laws appearing as Exhibit B2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
Portfolios, Inc., No. 33-64872.

EX-99.d     Management Agreement with American Century Investment Management,
Inc., dated as of August 1, 2004.

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, on September 30, 2002, and
incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of the Registrant, File No. 33-79482, on August 28, 2003, and
incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated May 1, 2004 (filed as
Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement on
Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of August 1, 2004
(filed as Exhibit e6 to Post-Effective Amendment No. 24 to the Registration
Statement on Form N-1A of American Century Investment Trust, File No. 33-65170,
on July 29, 2004, and incorporated herein by reference).

EX-99.g1    Master Agreement with Commerce Bank, N.A. dated January 22, 1997
(filed as Exhibit 8d to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc., dated as of February 1, 1996 (filed as Exhibit 9 to Pre-Effective Amendment No.
4 to the Registration Statement on Form N-1A of the Registrant, File No.
33-79842, on February 5, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 333-46922, on January 30, 2004, and incorporated herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement dated April 23,
2004 (filed as Exhibit h12 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2    Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to
Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 17, 2002, and
incorporated herein by reference).

EX-99.j3    Power of Attorney, dated November 15, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 1, 2003, and
incorporated herein by reference).

EX-99.j4    Secretary's Certificate, dated November 25, 2002 (filed as Exhibit
j4 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of the Registrant, File No. 2-14213, on December 17, 2002, and incorporated herein by reference).

EX-99.m1     Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
Portfolios, Inc., File No. 33-64872, on February 17, 1998 and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15d to
Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on July 17, 1997, and
incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1998, and
incorporated herein by reference).

EX-99.m4     Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of
American Century Capital Portfolios, Inc., File No. 33-64872, on June 26, 1998,
and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on November 13,
1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1999, and
incorporated herein by reference).

EX-99.m7     Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-1A of American Century
Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 on Form N-1A of American Century Mutual Funds,
Inc., File No. 2-14213, on November 29, 1999, and incorporated herein by reference).

EX-99.m9     Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of American Century
World Mutual Funds, Inc., File No. 33-39242, on May 24, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m11    Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on December 13, 2001, and
incorporated herein by reference).

EX-99.m12    Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on October 1,
2002, and incorporated herein by reference).

EX-99.m13    Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated as of August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of
American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 2004,
and incorporated herein by reference).

EX-99.m14    Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement on Form N-1A of American Century World
Mutual Funds, Inc., File No. 33-39242, on April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m16   Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on October 1,
2002, and incorporated herein by reference).

EX-99.m17   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated as of February 27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February
26, 2004, and incorporated herein by reference).

EX-99.m18   Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement on Form N-1A of the Registrant, File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482, on
August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement on Form N-1A of American Century Mutual
Funds, Inc., File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6   Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No.
24 to the Registration Statement on Form N-1A of American Century Investment
Trust, File No. 33-65170, on July 29, 2004, and incorporated herein by reference).

EX-99.p.   American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).